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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 22, 2002



                              WSI INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Minnesota                                   41-0691607
-------------------------------                   -------------------
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)


                     18151 Territorial Road, Osseo, MN 55369
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (763) 428-4308
                                                           --------------

                                 ---------------



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Items 1, 2, 3, 4, 6, 8 and 9 are not applicable and therefore omitted.

ITEM 5. OTHER EVENTS

         On October 18, 2002, Michael N. Taglich, Robert F. Taglich, B. Kent Garlinghouse, Dennis Fortin and John R. Wiencek filed a Schedule 13D relating to their beneficial ownership of common stock, $0.10 par value, of WSI Industries, Inc. (the "Company"). The Schedule 13D indicated that Michael N. Taglich intended to file proxy materials with the Securities and Exchange Commission in which he proposed to nominate the Schedule 13D reporting persons to be directors of the Company. On November 22, 2002, the Company and Michael N. Taglich entered into the letter agreement attached hereto as Exhibit 99.1 relating to the proposals contained in the Schedule 13D.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Letter Agreement dated November 22, 2002 between WSI Industries, Inc. and Michael N. Taglich.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WSI INDUSTRIES, INC.

                                            By:  /s/ Paul Sheely
                                                 -------------------------------
                                                 Paul D. Sheely, Vice President,
                                                 Finance & CFO

December 3, 2002